UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2010

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 4, 2010, Purpose Financial Holdings, Inc. (“Purpose Financial”), a wholly owned subsidiary of CompuCredit Holdings Corporation (the “Company”), filed a Form 10 Registration Statement and a related Information Statement with the U.S. Securities and Exchange Commission (“SEC”), in connection with the Company’s previously announced consideration of a tax-free spin-off of its U.S. and U.K. micro-loan businesses into a separate publicly traded entity.

The Form 10 and Information Statement contain preliminary information regarding the business and management of Purpose Financial, as well as important details about the proposed spin-off transaction. The spin-off is expected to be a tax-free transaction. Completion of the spin-off is subject to numerous conditions, including final approval by the Company’s Board of Directors and the effectiveness of the Form 10.

Assuming that all the necessary approvals are obtained, the Company would mail to its shareholders the Information Statement prior to the effective date of the spin-off. The Form 10 filed by Purpose Financial is available on the SEC’s website at www.sec.gov under the company name Purpose Financial Holdings, Inc.  The Company’s press release regarding the potential spin-off is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations and are subject to the limitations listed therein and in the Company’s other SEC reports, and actual events or results may differ materially from those in the forward-looking statements.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by CompuCredit Holdings Corporation on January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: January 4, 2010	By:	/s/ J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
January 4, 2010

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press Release issued by CompuCredit Holdings Corporation on January 4, 2010.	X